AMERICAN BRIVISION HOLDING CORPORATION
44370 OLD WARM SPRINGS BLVD
FREMONT, CA 94538

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D29601-P48307

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN BRIVISION HOLDING CORPORATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "**FOR**" PROPOSALS 1 – 3 SET FORTH BELOW.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. **Election of the following 11 nominees:**

Nominees

01) Eugene Jiang
02) Dr. Ming-Fong Wu
03) Norimi Sakamoto
04) Yen-Hsin Chou
05) Dr. Tsung-Shann (T.S.) Jiang
06) Dr. Shin-Yu Miao
07) Yoshinobu Odaira
08) Shih-Chen Tzeng
09) Dr. Hwalin Lee
10) Dr. Tsang Ming Jiang
11) Dr. Chang-Jen Jiang

	For	Against	Abstain
2. **Ratify KCCW as the Company's independent registered public accounting firm for the year ended December 31, 2020 and the period ended March 31, 2021.**	☐	☐	☐
3. **Name Change and related Articles of Amendment.**	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Note: Please sign exactly as your name or names appear in the Company's stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

D29602-P48307

Form of Proxy Card

AMERICAN BRIVISION (HOLDING) CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON February 8, 2021

The undersigned hereby appoints the Chairman of the meeting (the "Proxy"), with the power to appoint a substitute, and hereby authorizes the Proxy to represent and vote, as designated below, all the shares of American BriVision (Holding) Corporation (the "Company") held of record by the undersigned at the close of business on December 22, 2020 at the annual meeting of shareholders to be held virtually via Zoom at https://zoom.us/webinar/register/WN_Fes0xhX1QgasXwl7tdha6g at 9:30 p.m., local time in Taiwan (or 8:30 a.m. EST), on February 8, 2021, or any adjournment or postponement thereof (the "Meeting") and authorizes and instructs said proxy to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO BROADRIDGE AT 51 MERCEDES WAY, EDGEWOOD, NY 11717. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE